UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

May 3, 2004
(Date of Report (Date of earliest event reported))

MUNICIPAL MORTGAGE & EQUITY, LLC

(Exact Name of Registrant as Specified in Its Charter)

Delaware	011-11981	52-1449733
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

621 East Pratt Street, Suite 300 Baltimore, Maryland (Address of Principal Executive Offices)	21202 (Zip Code)

(443) 263-2900
(Registrant’s Telephone Number, including area code)

EXHIBIT INDEX

99.1	Earnings Package.

99.2	Earnings Press Release, dated May 3, 2004.

99.3	Private Placement of Trust Preferred Securities Press Relase, dated May 3, 2004.

99.4	Production Press Release, dated April 22, 2004.

99.5	1st Quarter Distribution Press Release, dated April 22, 2004.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

99.1	Earnings Package.

99.2	Earnings Press Release, dated May 3, 2004.

99.3	Private Placement of Trust Preferred Securities Press Release, dated May 3, 2004.

99.4	Production Press Release, dated April 22, 2004.

99.5	1st Quarter Distribution Press Release, dated April 22, 2004.

Item 9. Regulation FD Disclosure.

     On May 3, 2004, the Company distributed a press release announcing the private placement of $60.0 million in trust preferred securities. A copy of the press release, dated May 3, 2004, is attache hereto as Exhibit 99.3.

Item 12. Results of Operations and Financial Condition.

     On May 3, 2004, Municipal Mortgage & Equity, LLC (the “Company”), distributed an earnings package to analysts relating to the Company’s financial performance. A copy of the package, dated March 31, 2004, is attached hereto as Exhibit 99.1.

     On May 3, 2004, the Company distributed an earnings press release and financial statements relating to the Company’s financial performance for the quarter ended March 31, 2004. A copy of the press release, dated May 3, 2004, and financial statements, dated March 31, 2004, is attached hereto as Exhibit 99.2.

     On April 22, 2004, the Company distributed a production press release relating to the Company’s production volume for the three months ended March 31, 2004. A copy of the press release, dated Maynbsp;3, 2004, is attached hereto as Exhibit 99.4.

     On April 22, 2004, the Company distributed a press release announcing the Company’s 1st quarter distribution to common shares of $0.475 per share. A copy of the press release, dated April 22, 2004, is attached hereto as Exhibit 99.5.

     The Company believes that certain statements in the earnings press release may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are made on the basis of management’s views and assumptions regarding future events and business performance as of the time the statements are made. Actual results may differ materially from those expressed or implied. Information concerning factors that could cause actual results to differ materially from those in forward-looking statements is contained from time to time in the Company’s filings with the U.S. Securities and Exchange Commission.

     This information furnished under “Item 9. Regulation FD Disclosure” and “Item 12. Results of Operations and Financial Condition,” including the exhibits related hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document of the Company, except as shall be expressly set forth by specific reference in such document.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MUNICIPAL MORTGAGE & EQUITY, LLC
Date: May 3, 2004	By:	/s/ William S. Harrison
		Name:	William S. Harrison
		Title:	Executive Vice President and Chief Financial Officer